                             AMENDED AND RESTATED
                           JOINT SECURITY AGREEMENT

    AGREEMENT made as of this 1st day of October, 1997, by and among STARMET CORPORATION, a Massachusetts corporation (f/k/a Nuclear Metals, Inc.) ("StarMet"), STARMET POWDERS, LLC, a Delaware limited liability corporation ("Powders"), STARMET AEROCAST, LLC, a Delaware limited liability corporation ("AeroCast"), STARMET COMCAST, LLC, a Delaware limited liability corporation ("ComCast"), STARMET NMI CORPORATION, a Massachusetts corporation ("NMI"), STARMET CMI CORPORATION, a Delaware corporation (f/k/a Carolina Metals, Inc.) ("CMI"), STARMET HOLDINGS CORPORATION, a Massachusetts corporation ("Holdings"), NMI FOREIGN SALES CORPORATION, a U.S. Virgin Islands corporation ("FSC", and together with StarMet, Powders, AeroCast, ComCast, NMI, CMI and Holdings, the "Borrowers") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts chartered trust company ("Bank").

                                     WITNESSETH:

    WHEREAS, StarMet, CMI and the Bank are parties to an Amended and Restated Credit Agreement dated as of March 31, 1995, as amended by a First Amendment to Credit Agreement dated as of June 30, 1995, a Second Amendment to Credit Agreement dated as of December 24, 1996 and a Third Amendment to Credit Agreement dated as of August 7, 1997 (the "Original Credit Agreement");

    WHEREAS, StarMet is engaged in a restructuring where certain of its business lines will be transferred to newly organized subsidiaries as described in a proxy statement dated August 26, 1997 (the "Proxy Statement");

    WHEREAS, pursuant to the terms of that certain Joint Security Agreement dated as of March 31, 1995, executed by StarMet and CMI in favor of Bank (the "Original Security Agreement"), StarMet and CMI have previously granted to the Bank a security interest in the Collateral (as hereinafter defined) to secure StarMet and CMI's obligations under the Original Credit Agreement;

    WHEREAS, the Borrowers and the Bank have agreed to amend and restate the Original Credit Agreement so as to, among other things, add Powders, AeroCast, ComCast, NMI, and Holdings as "Borrowers" under the Original Credit Agreement and continue to provide for revolving credit facilities to the Borrowers;

    WHEREAS, the Borrowers and the Bank executed the Amended and Restated Credit Agreement dated as of the date hereof (as amended and in effect from time to time, the "Credit Agreement"); and

    WHEREAS, it is a condition precedent to the agreement of the Bank to enter into the Credit Agreement and to extend credit to the Borrowers thereunder that the Borrowers execute

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and deliver this Amended and Restated Joint Security Agreement to secure the obligations of the Borrowers under the Credit Agreement and restate the Original Security Agreement in its entirety on the terms set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

    1. Security Interest. The Borrowers grant Bank a security interest ("Security Interest") in all personal property and fixtures of the Borrowers, of every kind and description, tangible or intangible all wherever located and whether now existing or hereafter acquired or arising, including without limitation, all accounts, inventory, equipment and other goods, documents, instruments, chattel paper and general intangibles (as such terms are defined by the Uniform Commercial Code), and the proceeds therefrom (including without limitation, proceeds of insurance and proceeds in deposit accounts) and accessions thereto all as more particularly described in the attached Exhibit A (the "Collateral").

    2. Obligations. The Security Interest shall secure the following, obligations (herein the "Obligations"):

         (a) The prompt and complete payment when due (whether by acceleration otherwise) of the Revolving Credit (as defined in the Credit Agreement);

          (b) The prompt and complete payment when due of all obligations of the Borrowers with respect to L/C's (as defined in the Credit Agreement);

          (c) Any and all other obligations of the Borrowers under the Credit Agreement or under any other document, agreement or instrument executed in connection with the Credit Agreement;

          (d) Any and all obligations of any Borrower in connection with, related to or arising from that certain Indenture dated as of September 27, 1984 between Barnwell County, South Carolina and Bank; and

          (e) Any and all other liabilities and obligations of every name and nature whatsoever of any Borrower to Bank whether such liabilities and obligations be direct or indirect, absolute or contingent, secured or unsecured, now existing or hereafter arising, or acquired, due or to become due including, without limitation and without regard as to whether or not contemplated at the time of this Agreement, any extensions of credit hereinafter made by Bank to any Borrower (including any such extension pursuant to a foreign exchange line of credit or any liability or obligation of any Borrower to Bank arising from any foreign exchange transaction), any obligations of any Borrower acquired by Bank, and any Guaranties by any Borrower of obligations owed by others to Bank.

    3. Financing Statements and Other Action. The Borrowers agree to do all acts which Bank deems necessary or desirable to protect and enforce the Security Interest including, but not limited to, the execution of financing, continuation, amendment and termination statements and similar instruments. Each Borrower hereby irrevocably appoints Bank as its attorney-in-fact (which power is coupled with an interest) to execute financing, continuation,

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amendment and termination statements and similar instruments; provided, that
Bank shall exercise this power only after Bank has requested that such Borrower execute such statements and instruments and such Borrower does not so execute and deliver to Bank the subject statements and instruments within two days of such request.

    4. Borrowers Places of Business. The Borrowers jointly and severally represent and warrant that their respective places of business, chief executive office, the location where the records concerning their respective accounts and contract rights are located and the record owners of any real estate on which any of the Collateral is located are as set forth on Exhibit B attached hereto. The Borrowers agree to notify Bank of the addition or discontinuance of any place of business, chief executive office or any chance in the information contained on Exhibit B. None of the Collateral shall be removed from the locations specified on Exhibit B other than sales in the ordinary course of business unless Bank is given thirty (30) days prior written notice of such removal, which notice shall state the location or locations to which the Collateral will be removed. The Borrowers jointly represent and warrant that all of the Collateral presently is located at the locations set forth on Exhibit B and agrees that the Collateral will remain at such locations and at such other locations of which Bank receives notice in accordance with this Paragraph 4.

    5. Name. The Borrowers jointly represent and warrant that their precise legal names are set forth in the introduction to this Agreement and agree to notify Bank immediately of any change in such legal names.

    6. Encumbrances. Each Borrower represents and warrants that it has title to the Collateral in which it has rights and that there are no sums owed or claims, liens, security interests or other encumbrances against the Collateral other than those permitted by the Credit Agreement. The Borrowers agree to notify Bank of any lien (except inchoate liens arising by the operation of law), security interest or other encumbrance securing, an obligation in excess of $50,000 against the Collateral (even though permitted by the Credit Agreement). Borrowers shall defend the Collateral against any claim, lien, security interest or other encumbrance adverse to Bank, except for liens permitted by the Credit Agreement.

    7. Maintenance of Collateral. The Borrowers shall preserve the Collateral for the benefit of Bank. Without limiting the generality of the foregoing, the Borrowers shall:

         (a)  sell inventory only in the ordinary course of business;
         (b) preserve all beneficial contract rights to the extent commercially reasonable;
         (c)  take commercially reasonable steps to collect all accounts; and
         (d) pay all taxes, assessments or other charges on the Collateral when due, except to the extent otherwise permitted by the Credit Agreement.

    8. Collection. Bank may communicate with account debtors in order to verify the existence, amount and terms of any accounts or contract rights. The Borrowers will maintain

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such lockbox or blocked accounts as Bank shall specify.  All proceeds of
Collateral in the possession of the officers, employees or agents of the Borrowers shall be held in trust for the benefit of Bank. All proceeds of Collateral including, without limitation, collections from accounts and proceeds from cash sales of Collateral shall be deposited into such lockbox or blocked accounts or remitted directly to Bank.

    At any time after the occurrence and during the continuance of an Event of Default, Bank (a) may notify account debtors of the Security Interest and require that payments on .accounts and returns of goods be made directly to Bank; (b) may require the Borrowers to notify their respective account debtors and indicate on all billings that payments and returns are to be made directly to Bank; and (c) may collect, compromise, endorse, sell or otherwise deal with the accounts or proceeds thereof in its own name or in the name of any Borrower.

    If any of the Borrowers' accounts or contract rights arise out of contracts with a governmental body subject to the Federal Assignment of Claims Act or a similar statute, upon request of Bank, the Borrowers shall execute any instruments and take any action required by law to ensure that all monies due and to become due under such contract shall be paid directly to Bank.

    9. Insurance. The Borrowers shall maintain insurance covering the Collateral as provided in the Credit Agreement. All such insurance policies with respect to Collateral shall be written so as to be payable in the event of loss directly to Bank, shall provide for thirty (30) days prior written notice to Bank of cancellation or modification, and shall contain an endorsement providing that the insurer cannot withhold payment to Bank on account of any action by the Borrowers. Bank is hereby irrevocably appointed as attorney-in-fact (which power is coupled with an interest) to collect the proceeds of such insurance, to settle any claims with the insurers in the event of loss or damage, to endorse settlement drafts, to cancel, assign or surrender any insurance policies; provided, however, that Bank will not exercise the foregoing power of attorney except after the occurrence and during the continuance of an Event of Default.

    10.  Additional Provisions Concerning the Collateral.
         (a) Each Borrower hereby irrevocably appoints Bank its attorney-in-fact (which such power of attorney is coupled with an interest) with full authority in the place and stead of such Borrower and in the name thereof, from time to time after the occurrence and during the continuation of an Event of Default, to take any of the following actions or execute any of the following instruments which Bank may deem necessary or advisable to accomplish the purposes of this Agreement: (i) to ask, demand, collect, sue for, recover, compound, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (ii) to receive, endorse, and collect any checks, drafts, letters of credit, or other instruments, documents, and chattel paper in connection with clause (i) above; (iii) to sign each such Borrower's name on any invoice or bill of lading relating, to any account, on drafts against customers, on schedules and assignments of accounts, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing customers to make payment directly to Bank); (iv) to notify the post office authorities to change the address for delivery of its mail to an address designated by Bank; (v) to receive, open and process all mail addressed to any Borrower; (vi) to send requests for verification of accounts to customers; and (vii) to file any claims or take any action or institute any Proceedings which Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Bank with respect to any of the Collateral. Bank agrees that it will exercise the foregoing power of attorney in a commercially reasonable manner.

         (b) If any Borrower fails to perform any agreement contained herein, Bank may itself perform, or cause performance of, such agreement or obligation, and the reasonable costs and expenses of Bank incurred in connection therewith shall be payable by the Borrowers on demand and shall be secured by the Collateral. All such expenditures shall bear interest at the Prime Rate (as defined in the Credit Agreement) plus five percent (5%).

         (c) The powers conferred on Bank under this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon Bank to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

    11. Default. If any one or more of the following events (herein referred to as "Events of Default") shall occur:

         (a) Any Borrower shall fail to perform or observe any provision of this Agreement and such default shall continue for a period of seven (7) days after written notice from Bank; or
         (b) An Event of Default shall have occurred under Article V of the Agreement;

    then, Bank shall have (a) the right to accelerate any or all of the Obligations, and (b) all of the rights and remedies set forth in Section 12 below.

    12. Remedies. Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and shall have full power and authority to sell or otherwise dispose of the Collateral or any part thereof.
 Any such sale or other disposition, subject to the provisions of applicable law, may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as Bank may determine. Except as required by law, such sale or other disposition may be made without advertisement or notice of any kind or to any person. Where reasonable notification of the time or place of such sale or other disposition is required by law, such requirement shall have been met if such notice is delivered as provided in the Agreement, at least ten (10) days before the time of such sale or other disposition. Upon notice from Bank, the Borrowers shall assemble the Collateral at a time and place specified by Bank. To the extent permitted by law, Bank or any other holder of the Obligations may buy any or all of the Collateral upon any sale thereof. To the extent permitted by law, upon any such sale or sales, the Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption or any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Borrowers. In the event any consent, approval or authorization of any governmental agency shall be necessary to effectuate any such sale or sales, the Borrowers shall execute, as necessary, all applications or other instruments as may be required.

    At any time after the occurrence of an Event of Default, Bank may commence proceedings in any court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver-manager) of the Collateral or of any part thereof. At any time after the occurrence of an Event of Default, Bank may, if permitted without the commencement of a proceeding, appoint any person to be a receiver of the Collateral or any part thereof and may remove any receiver so appointed and appoint another in his stead. Any such receiver appointed by Bank, or a court at the request of Bank, shall have power (i) to take possession of the Collateral or any part thereof; (ii) to carry on the business of the Borrowers; (iii) to borrow money on the security of the Collateral for the maintenance, preservation or protection of the Collateral or any part thereof or for the carrying on of the business of the Borrowers; and (iv) to sell, lease or otherwise dispose of the whole or any part of the Collateral at public auction, by public tender or by private sale, either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine; provided that Bank shall not be in any way responsible for any misconduct or negligence of any such receiver.

    Upon written notice to the Borrowers, the Borrowers shall execute and deliver to Bank a written assignment or assignments of all of their respective rights under any lease of Collateral. If the consent of the lessor is required with respect to any assignment or hereunder, such assignment shall not be effective until such consent is obtained. Each Borrower hereby irrevocably appoints Bank its attorney-in-fact (which power is coupled with an interest) to execute assignments and subleases in favor of Bank, provided that Bank shall exercise this power only after Bank has requested that such Borrower execute such assignment and it does not so execute and deliver to Bank the subject assignment within two days of such request.

    13. Proceeds. After deducting all reasonable costs and expenses of collection, custody, sale or other disposition or delivery (including legal costs and reasonable attorneys' fees) and all other charges due against the Collateral, the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Obligations and any surplus shall be returned to the Borrowers, except as otherwise provided by law. The Borrowers shall be liable for any deficiency in payment of the Obligations, including all reasonable costs and expenses of collection, custody, sale or other disposition or delivery and all other charges due against the Collateral, as hereinbefore enumerated.

    14. Waivers. To the extent permitted by law, the Borrowers and any third party providing credit enhancement with respect to the Obligations ("Secondary Party") hereby waive demand for payment, notice of dishonor or protest, rights of redemption, prior notice of the appointment of a receiver and all other notices of any kind except notices specifically required hereby or by the Credit Agreement. Bank may modify the liability of any Secondary Party and release any Collateral provided by such Secondary Party without giving, notice to the Borrowers or any other Secondary Party. Such modifications, changes, renewals, releases or other actions shall in no way affect the obligations of the Borrowers or any Secondary Party hereunder.

    15. Expenses. The Borrowers agree to pay, indemnify and hold harmless Bank and the nominees of Bank from and against all costs and expenses (including, taxes, if any) arising out of or incurred in connection with the administration and sale of Collateral and all reasonable costs and expenses (including reasonable legal fees) incurred by Bank in connection with the negotiation, preparation, execution, amendment, interpretation, termination or enforcement of this Agreement.

    16. Setoff. Any sums due from Bank to any Borrower or any property of any Borrower in the possession of Bank may be held and treated as Collateral and, after the occurrence of an Event of Default, may be applied to the payment of the Obligations regardless of the adequacy of the Collateral.

    17. Modification. This Agreement may be modified or amended only in writing signed by each of the parties hereto.

    18. Notices. All notices and other communications hereunder shall be deemed to have been sufficiently given if delivered as provided in the Credit Agreement.

    19. Waivers. No course of dealing between the Borrowers and Bank, nor any delay in exercising, on the part of Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

    20. Governing Law; Binding Effect; Counterparts. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any other holder or holders of any Obligations and may be executed in two or more counterparts, each of which shall together constitute one and the same agreement.

    21. Severability. The invalidity or unenforceability of any provision hereof shall way affect the validity or enforceability of any other provision hereof.

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

    IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement the date first above written.

                                       STARMET CORPORATION


                                       By: /s/James M. Spiezio
                                          ---------------------------
                                       Name: James M. Spiezio
                                       Title: Vice President Finance


                                       STARMET POWDERS, LLC


                                       By: /s/James M. Spiezio
                                          ---------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer


                                       STARMET AEROCAST, LLC


                                       By: /s/James M. Spiezio
                                          ---------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer

                                       STARMET COMCAST, LLC


                                       By: /s/James M. Spiezio
                                          ---------------------------
                                       Name:James M. Spiezio
                                       Title: Treasurer



                                       STARMET NMI CORPORATION


                                       By: /s/ James M. Spiezio
                                          ---------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer

                                       STARMET CMI CORPORATION


                                       By: /s/ James M. Spiezio
                                          ---------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer


                                       STARMET HOLDINGS CORPORATION


                                       By: /s/ James M. Spiezio
                                          ---------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer


                                       NMI FOREIGN SALES CORPORATION


                                       By: /s/ James M. Spiezio
                                          ---------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer



                                       STATE STREET BANK AND TRUST
                                       COMPANY


                                       By: /s/ William R. Dewey, IV
                                          ---------------------------
                                       Name: William R. Dewey, IV
                                       Title: Vice President

                                      EXHIBIT A


    A continuing security interest in:

    (a) accounts including without limitation all accounts receivable, sums due from factors, contracts, contract rights, notes, bills, drafts, acceptances, instruments, documents, chattel paper, choses in action, and all other debts, obligations and liabilities in whatever form, owing to Borrowers from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrowers, for goods sold by it or for services rendered by it, or however otherwise same may have been established or created, all guaranties and securities therefor, all right, title and interest of Borrowers in the merchandise or services which gave rise thereto, including the rights of reclamation and stoppage in transit and all rights of an unpaid seller of merchandise or services;

    (b) inventory including, without limitation, all goods, merchandise, raw materials, goods and work in process, finished goods, and other tangible personal property now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or consumed in Borrowers' business;

    (c) equipment including without limitation all fixtures, machinery, equipment, molds, tools, dies, motor vehicles, trailers, boats and other goods (as defined in the Uniform Commercial Code) whether now owned or hereafter acquired by Borrowers and wherever located, all replacements and substitutions therefor or accessions thereto;

    (d) general intangibles including without limitation, tax refunds, insurance premium rebates, pension refunds, trademarks, copyrights, patents, the corporate name, trade names, trade styles and all products names, catalogs, product literature, reports, computer programs and information on electronic media, blueprints, drawings, customer lists, rate lists, purchase orders, contract rights, rights to payment under royalty or license agreement infringement claims and choses in action; and

    (e) all products and proceeds from any of the foregoing including without limitation all proceeds of credit, fire or other insurance and deposit accounts.

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